                                                                   Exhibit 10.15
                                                         (Fesco and Qin Dynasty)



THIS AGREEMENT is made the 1st day of February 1999
BETWEEN

(1) Foreign Enterprise Service Corporation, Beijing, a limited company incorporated in the Peoples Republic of China whose registered office is situate at 14, Chaoyangmen Nandajie, Beijing 100020, Peoples Republic of China ("Party A") of the one part; and

(2) Qin Dynasty Hotel (Xian) Limited, a limited company incorporated in the People Republic of China whose registered office is situate at No. 55, Huancheng West Road, Xian City, Shaanxi Province, Peoples Republic of China ("Party B") of the other part.

WHEREAS:

(1) Party A is the sub-contractor of several stages of several trips from Canada/Thailand/Singapore to Xian in the People's Republic of China via Hong Kong/Hong Kong and Macau ("the Trips"). Details of the Trips and the prices therefor ("the Prices") (subject to seasonal fluctuation) are contained in the several brochures ("the Brochures") which are annexed hereto.

(2) Party A is desirous of assigning/sub-contracting out those stages of the Trips the operation of which have been undertaken by Party A to Party B for its operation in the manners hereinafter stipulated.

NOW THEREFORE IT IS MUTUALLY AGREED:

1. Party A shall refer/assign all the customers for the Trips ("the Customers") to Party B for those stages of the Trips from the reception of the Customers from Hong Kong in the Xian airport until the departure of the Customers in the Xian airport back to Hong Kong ("the China Stages");

2. Party B shall not be responsible for any air ticket for the China Stages of the Trips for the Customers.

3. Party B shall not be responsible for any insurance coverage for the China Stages of the Trips for the customers.

4. Party B shall be responsible for all the costs and expenses within the ambit of the operation of the China Stages of the Trips in the manners hereinafter stipulated and in accordance with the Brochures.

5. In operating the China Stages of the Trips, Party B shall ensure that the routes, the activities, the accommodations. the transportations (except any airway parts), the guide-services and every other aspects of and incidental to the China Stages of the Trips are operated in strict adherence to and compliance with those modes, qualities and standards as specified in the Brochures.

6. In operating the China Stages of the Trips, Party B shall, when receiving, entertaining and guiding the Customers, ensure that such trip names and/or marks, signs or logos as specified in the Brochures shall be clearly, distinctively and visibly exhibited, erected, posted up or hanged up so as to allow the Customers to easily identify the same as the Trips for which they are joining.

7. In order to perform its duties in operating the China Stages of the Trips, Party B shall, upon receiving notice from Party A that any of the Trips is about to commence, make without delay all preliminary arrangements and checkings such as accommodation bookings, transportation bookings (except the airway parts), sight-seeings availability and guide-services recruiting etc. so as to ensure that the China Stages of the Trips can be properly and smoothly operated. In case any problem is encountered or foreseen by Party B, it shall immediately informed Party A of the same so as to allow Party A of sufficient time to consider the cancellation of the Trips. Party A undertake to give sufficient prior notice to Party B of the commencement of any of the Trips so as to allow Party B of sufficient time to make such preliminary arrangements and checkings.

8. In case any complaint by the Customers is made to Party B or any problem is encountered by Party B during the operation of the China Stages of the Trips, Party B shall inform Party A of the same immediately and shall try its best to resolve such complaint or problem promptly and fairly. In operating the China Stages of the Trips, Party B shall be personally liable for and shall keep Party A indemnified against any claims by the Customers arising from any breach of or deviation from or non-fulfillment of those modes, qualities or standards in respect of the China Stages of the Trips as specified in the Brochures PROVIDED that any defense or exclusion or limitation factor available under the terms and conditions for the provision of the Trips which are available to Party A to meet such claims shall also be available to Party B in operating the China Stages of the Trips.

9. Party B shall not without the consent in writing of Party A pledge or engage the credit of Party A or enter into or purport to enter into any contract on behalf of Party A.

10. Party B shall not disclose to the Customers its name as the sub-contractor or operator of the China Stages of the Trips and shall ensure that such trip names and/or marks, signs or logos as specified in the Brochures shall throughout the China Stages of the Trips be used as the identifiers for the Trips to the Customers only.

11. In consideration of the services to be provided by Party B under this Agreement, Party B shall be entitled to receive from Party A a remuneration equal to 33% of the Prices paid by the Customers for the Trips. In case there is any subsequent fluctuation in the Prices, the actual amounts to be received by Party B shall be fluctuate accordingly PROVIDED that if there is any reduction in the Prices without the prior consent of Party B, Party B shall be entitled to refuse to take up those Trips at the reduced Prices.

12. This Agreement shall commence on the date hereof and shall continue in force thereafter until terminated :

         (a) By either party giving not less than 3 months, written notice of termination to the other; or

         (b) Forthwith by either party giving written notice to the other party in any of the following events

                  (i) if a distress or execution is levied against any of the property of the other party and is not paid out within 14 days; or

                  (ii) if the other party ceases to carry on its business or substantially the whole of its business; or

                  (iii) if the other party announces that it is intending to cease, or considering ceasing to carry on its business or substantially the whole of its business; or

                  (iv) if an encumbrancer takes possession, or a receiver is appointed of any party of the assets of the other party.

13. The termination of this Agreement under the preceding clause shall not prejudice any rights of either party in existence prior to the effective date of termination. In the event of a termination under sub-clause (a) above the termination shall not apply in relation to the Trips which have commenced prior to the effective date of termination and the rights and obligations of each party under this Agreement in respect of such trips shall survive the termination and be enforceable notwithstanding such termination. In the event of a termination under sub-clause (b) above such provision shall apply in relation to the Trips commenced prior to the effective date of termination as the party terminating this Agreement shall stipulate as being most appropriate for giving effect to the substance of this Agreement and the interests of the Customers in the circumstances which have arisen.

14. Any notice given hereunder by either party to the other may be sent by facsimile transmission or prepaid recorded delivery post to the party's address given above in which event it shall be deemed to have been received within 2 working days after the date of posting. Any notice given by facsimile shall be deemed immediately received upon confirmation of completion of such transmission.

15. This Agreement shall supersede any and all previous agreements or arrangements between the parties hereto.

16. This Agreement shall take effect on 1st January 1999 and shall be deemed made on that day.

17. This Agreement shall be interpreted and governed by the laws of the Peoples Republic of China and the parties hereto submit to the non-exclusive jurisdictions of the courts of the Peoples Republic of China.

SIGNED by                           )
for and on behalf of Party A        )
in the presence of:                 )






SIGNED by                           )
for and on behalf of Party B        )
in the presence of:                 )